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                                                                  EXHIBIT 10.53

                         STOCK OPTION WAIVER AGREEMENT

         This Agreement is made as of this _____ day of December, 2000, by and between John T. Toolan ("Optionee") and WestPoint Stevens Inc., a Delaware company (the "Company").

                     I. STATEMENT OF BACKGROUND INFORMATION

         A. Optionee was previously employed as an officer of the Company and in such capacity was granted options to purchase shares of the Company's common stock.

         B. Optionee and the Company have previously entered into that certain Separation Agreement and General Release dated as of October 16, 2000, relating to Optionee's termination of employment with the Company (the "Separation Agreement").

         C. Under the terms of the Separation Agreement, all stock options held by Optionee will terminate on January 16, 2001, to the extent not exercised prior hereto.

         D. The Company has requested, and Optionee has agreed, that such unexercised options shall terminate on January 7, 2001.


                           II. STATEMENT OF AGREEMENT

         1. Termination of Options. Notwithstanding any provision to the contrary in any stock option agreement between Optionee and the Company, Optionee hereby agrees that all stock options granted to the Optionee by the Company shall terminate, and Optionee shall have no further interest therein, on January 7, 2001, except to the extent that any such option has been exercised by Optionee prior to such date.

         2. Effect on Separation Agreement. Except as expressly set forth herein, the Separation Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             WESTPOINT STEVENS INC.


                                             By: /s/ Holcombe T. Green, Jr.
                                                ----------------------------
                                                 Holcombe T. Green, Jr.
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                             By: /s/ John T. Toolan
                                                ----------------------------
                                                 John T. Toolan